STRATEGY SHARES

(the “Trust”)

US equity rotation strategy etf ecological strategy etf ( each a “Fund” and together the “Funds”)

March 18, 2016

The information in this Supplement amends certain information contained in the currently effective Statement of Additional Information (“SAI”) for the Funds,

dated August 28, 2015.

The Board of Trustees appointed new officers of the Trust effective March 19, 2016. The names and certain relevant information regarding the new officers including their principal occupation and previous positions are set forth below. This information replaces the information regarding the Trust’s officers currently contained in the SAI.

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years
Jerry Szilagyi 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1962	President and Chief Executive Officer	Since 3/2016

President, Rational Advisors, Inc., 1/2016 - present; Chief Executive Officer, Catalyst Capital Advisors LLC, 1/2006- present; Member, AlphaCentric Advisors LLC, 2/2014 to Present; Chief Executive Officer, Catalyst Mutuals Fund Distributors LLC, 12/2014-present; Managing Member, MFund Distributors LLC, 10/2012-present; Managing Member, MFund Services LLC, 1/2012 – Present; President, Abbington Capital Group LLC, 1998- present; President, Cross Sound Capital LLC, 6/2011 to 10/2013; President, USA Mutuals, Inc., 3/2011 to present.

James Szilagyi 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1963	Treasurer	Since 3/2016	Product Manager, Catalyst Capital Advisors LLC, 9/2015 to present; Senior Business Consultant, Fideility Information Services, 2011 to 9/2015.
Frederick J. Schmidt 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1959	Chief Compliance Officer	Since 3/2016	Director, MFund Services LLC since 5/2015; Chief Compliance Officer, Mutual Fund Series Trust, 5/2015 to present; Chief Compliance Officer, TCG Financial Series Trusts, 9/2015 to Present; Director & Chief Compliance Officer, Citi Fund Services, 2010-2015; Senior Vice President & Chief Compliance Officer, Citi Fund Services, 2004-2010.

Jennifer A. Bailey 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1968	Secretary	Secretary since 3/2016	Director of Legal Services, MFund Services LLC, 2/2012 to present; Attorney, Weiss & Associates, 12/2008 to 6/2010.

* Officers do not receive any compensation from the Trust.

Effective March 19, 2016, Ultimus Asset Services, LLC (“Ultimus”) no longer provides administrative support services and MFund Services LLC provides certain management, legal administrative and compliance services to the Trust. Accordingly, all references to Ultimus are hereby removed and the following information replaces the section entitled “Service Providers – Administration Services”:

MFund Services LLC (“MFund”) provides the Funds with various management and legal administrative services. For these services, the Funds pay MFund $5,000 annually and an annual asset-based fee in accordance with the schedule set forth below applied at the Fund family level (i.e., all the Funds in the Trust advised by Rational):

0.10% of net assets up to $50 million;

.07% of net assets from $50 million to $100 million;

.05% of net assets from $100 million to $250 million;

.04% of net assets from $250 million to $500 million;

.03% of net assets from $500 million to $1 billion;

.02% of net assets from $1 billion

In addition, the Funds reimburse MFund for any reasonable out-of-pocket expenses incurred in the performance of its duties under the Management Services Agreement. Jerry Szilagyi is the controlling member of MFund Services, the controlling member of Rational Capital LLC, the parent company of the Advisor, and Catalyst Mutuals Fund Distributor.

Compliance Services. Pursuant to a Compliance Services Agreement, MFund provides chief compliance officer services to the Funds. For these services, the Funds pay MFund a monthly base fee plus an asset-based fee. In addition, the Funds reimburse MFund for any reasonable out-of-pocket expenses incurred in the performance of its duties under the Services Agreement.

The following information replaces the paragraph under the section entitled “Service Providers – Legal Counsel”:

Thompson Hine LLP, 41 South High Street, Suite 1700, Columbus, OH 43215, serves as counsel for the Trust.

* * * * *

You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and Statement of Additional Information, each dated August 28, 2015, which provide information that you should know about the Funds before investing. These documents are available upon request and without charge by calling the Funds toll-free at 1-855-477-3837or by writing to Strategy Shares, 36 N. New York Avenue, Huntington, NY 11743.

Please retain this Supplement for future reference.